Exhibit 10.1


THE CONFIDENTIAL PORTION OF THIS EXHIBIT, WHICH
HAVE BEEN REMOVED AND REPLACED WITH AN
ASTERISK, HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 PROMULGATED UNDER
THE SECURITIES ACT OF 1933 AND RULE 24b-2 UNDER THE
SECURITIES EXCHANGE ACT OF 1934.

                                SUPPLY AGREEMENT
                            SORIN/ELA AND GREATBATCH
                                  2006 - 2010

            Contents:

            1.0  Definitions
            2.0  Product Purchase and Sale
            3.0  Price
            4.0  Orders and Forecasts
            5.0  Warranty and Limitation of Liability
            6.0  Contract Term
            7.0  Business Exit
            8.0  Confidentiality
            9.0  Force Majeure
            10.0     Intellectual Property
            11.0     Miscellaneous
            12.0     Exhibits
                  A.       General Conditions
                  B.       Pricing for Batteries and Capacitors
                  C.       Pricing for Feedthroughs and Filtered Feedthroughs
                  D.       Pricing for Assembled Headers
                  E.       Pricing for Cases
                  F.       Pricing for Miscellaneous Piece Parts
                  G.       Standard Lead Time
                  H.       Audit Process
                  I.       Enclosure Visual Inspection Criteria

                                Supply Agreement

     THIS AGREEMENT is effective 31 March 2006 and is by and between GREATBATCH, INC., a New York corporation located at 9645 Wehrle Drive, Clarence, New York, 14031, ("GB") and SORIN/ELA BIOMEDICA CRM and ELA MEDICAL SAS a company located at 13040 Saluggia (VC), Via Crescentino, Italy ("SORIN/ELA").

     RECITALS: SORIN/ELA wishes to purchase Assembled Headers, Batteries, Capacitors, Cases, Coated Components, Feedthroughs, Filtered Feedthroughs, and miscellaneous machined or molded piece parts (hereinafter referred to as Products) for use in medical devices. GB agrees to manufacture and sell such Products to SORIN/ELA and/or their Affiliates in accordance with, and subject to, the specifications and other terms and conditions set forth in the Agreement.

     NOW, THEREFORE, GB and SORIN/ELA hereby agree as follows:

1.0  DEFINITIONS.
     ------------
     As used in this Agreement, the following defined terms shall have the meanings provided for in this Article 1:

     1.1  "Affiliate" means:
             1.1.1 "any other entity/person of which the securities or other ownership interests representing 50% (fifty percent) or more of the equity or 50% (fifty percent) or more of the ordinary voting power or 50% (fifty percent)or more of the general partnership interests are, at the time of such determination, owned, controlled or held, directly or indirectly, by such entity/person, or
             1.1.2 any other entity/person, which at the time of such determination, is controlling, controlled by or under common control with, such entity/person.
             1.1.3 As used herein, the term "control," whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a entity/person, whether through the ownership of voting securities, by contract or otherwise.

     1.2 "Agreement" means this Agreement and all Exhibits hereto and any other attachments hereto.

     1.3 "Assembled Headers" means a single piece molded device header assembly, including where the context requires all such Products manufactured by GB and sold to SORIN/ELA under this Agreement.

     1.4 "Batteries" means lithium iodine low-rate batteries, lithium silver vanadium oxide high rate batteries, QHR silver vanadium oxide/carbon monofluoride high rate batteries and other power sources, including where the context requires all such Products manufactured by GB and sold to SORIN/ELA under this Agreement.


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



     1.5 "Big Four CPA Firm" means Ernst & Young, Deloitte & Touche, PricewaterhouseCoopers and KPMG.

     1.6 "Capacitors" means wet tantalum high voltage electrical capacitors, including where the context requires all such Products manufactured by GB and sold to SORIN/ELA under this Agreement.

     1.7 "Cases" means drawn titanium or stainless steel enclosures used in a medical device, including where the context requires all such Products manufactured by GB and sold to SORIN/ELA under this Agreement.

     1.8 "Change of Control" means the occurrence of any of the following events:

             1.8.1 The acquisition by any person of beneficial ownership, directly or indirectly, of securities of GB representing fifty percent (50%) or more of the total voting power represented by GB's then outstanding voting securities;

             1.8.2 A change in the composition of the Board of Directors of GB occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (i) are directors of GB as of the date hereof, or
                    (ii) are elected, or nominated for election, to the Board of Directors of GB with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual not otherwise an Incumbent Director whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to GB);

             1.8.3 A merger or consolidation of GB with any other corporation, other than a merger or consolidation which would result in the voting securities of GB outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of GB or such surviving entity outstanding immediately after such merger or consolidation, or the approval by the stockholders of GB of a plan of complete liquidation of GB or of an agreement for the sale or disposition by GB of all or substantially all GB's assets;

             1.8.4 The sale or transfer of all or substantially all of the assets of GB relating to the manufacture of any Product; or

             1.8.5  The complete liquidation or dissolution of GB.


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


     1.9 "Coated Component" means low polarization electrode coatings, including where the context requires all such Products manufactured by GB and sold to SORIN/ELA under this Agreement.

     1.10 "Confidential Information" means know-how, trade secrets, and unpublished information disclosed (whether before or during the term of this Agreement) by one of the parties (the "disclosing party") to the other party (the "receiving party"), and which is marked as proprietary or confidential as provided below.

           All Confidential Information disclosed by one party to the other under this Agreement shall be in writing and bear a legend "Proprietary," "Confidential" or words of similar import or, if disclosed in any manner other than writing, shall be followed by confirmation that such information is confidential by the disclosing party within*. The following information communicated to GB by SORIN/ELA shall be considered Confidential Information of SORIN/ELA for purposes of, and subject to, Article 8 and the other provisions of this Agreement whether or not marked "Proprietary" or "Confidential":

                  1.10.1   Specifications;
                  1.10.2 Information regarding circuitry design or mechanical design;
                  1.10.3 Information regarding product or component qualification or verification; and

     The following information communicated to SORIN/ELA by GB shall be considered Confidential Information of GB for purposes of, and subject to,
     Article 8 and the other provisions of this Agreement whether or not marked "Proprietary" or "Confidential":

                  1.10.4 information regarding delivery or production schedules;
                  1.10.5 information regarding GB delivery and production schedules or production capacity;
                  1.10.6 information regarding GB product or component qualification or verification;
                  1.10.7   information related to GB manufacturing processes;
                  1.10.8 information related to Product technology including GB designs and materials used for components and assemblies; and
                  1.10.9   information related to Product pricing.

     1.11 "Contract Year" means each calendar year during the Term, provided that for clarification the initial Contract Year shall mean 2006.

     1.12 "Effective Date" means the date this Agreement is signed by the parties hereto.

     1.13 "Feedthrough" means a subassembly consisting of: (a) an outer electrically conductive member (usually referred to as a flange or ferrule), (b) an inner electrically conductive member or members (usually represented as a metallic wire or pin, or multiple wires or pins), and (c) a nonconductive material fused or brazed between the inner and outer members (usually a glass or ceramic material) such that they are electrically insulated and hermetically sealed; including where the context requires all such Products manufactured by Seller and sold to Buyer under this Agreement.

     1.14  "Filtered Feedthrough" means an assembly consisting of:
           (a) Feedthrough and (b) feedthrough type capacitor composed of ground electrodes interleaved with conductive active electrodes, one for each active feedthrough pin; including where the context requires all such Products manufactured by Seller and sold to Buyer under this Agreement.

     1.15  "Force Majeure" is defined in Article 9.

     1.16 "Intellectual Property" means U.S. and foreign Patent Rights, trademarks, service marks and registrations thereof and applications therefore, copyrights and copyright registrations and applications, mask works and registrations thereof, Know-How, trade secrets, Inventions, discoveries, ideas, technology, data, information, processes, drawings, designs, licenses, computer programs and software, and technical information including but not limited to information embodied in material specifications, processing instructions, equipment specifications, product specifications, confidential data, electronic files, research notebooks, invention disclosures, research and development reports and the like related thereto, all amendments, modifications, and improvements to any of the foregoing.

     1.17 "Miscellaneous Piece Parts" means machined and molded components used in the manufacturing of implantable medical devices, including, but not limited to,* and such items including where the context requires all such Products manufactured by GB and sold to SORIN/ELA under this Agreement.

     1.18 "Product" means Assembled Headers, Batteries, Capacitors, Cases, Coated Components, Feedthroughs, Filtered Feedthroughs, and miscellaneous piece parts, in each case identified on Exhibits B, C, D, E and F, as modified from time to time by mutual written agreement.

     1.19 "Qualification" means Product performance testing conducted according to an approved and controlled protocol to ensure that the Products meet Specifications. Products used to perform the qualification must be manufactured using validated equipment and processes per GB procedures.

     1.20 "SORIN/ELA" means SORIN BIOMEDICA CRM and ELA MEDICAL SAS and their Affiliates.

     1.21 "Specifications" means (i) with respect to Products listed on Exhibits B, C, D, E and F as of the date hereof, all applicable requirements and protocols provided to GB by SORIN/ELA prior to the date of this Agreement as provided hereunder, and approved by GB in writing, relative to the design, physical characteristics, function, performance, manufacture, packaging and quality of such Products, in each case as modified by Article 2.2. To the extent not superseded by the foregoing, Specifications will also include all specifications and protocols applicable to the Products published by GB.

     1.22 "Term" means the period of time this Agreement is in effect as provided for in Article 6.1.

     1.23  "GB" means Greatbatch, Inc. and its Affiliates.

2.0  PRODUCT PURCHASE AND SALE.
     -------------------------

     2.1 Manufacture and Supply. GB shall supply Products to SORIN/ELA in the quantities ordered by SORIN/ELA from time to time and in accordance with the Specifications agreed to by the parties and with the schedules for deliveries thereof established pursuant to this Agreement

     2.2 Specifications. All Products supplied by GB to SORIN/ELA shall be in accordance with the Specifications and supplied after Qualification thereof. Any changes to Specifications for Products to be sold under this Agreement shall be agreed upon by both parties in writing.

     2.3 Quality Control. GB agrees to follow strict quality control standards with respect to the production and transport of Products sold under this Agreement and consistent in all material respects with the standard of care and science applicable at the time of delivery. SORIN/ELA agrees to follow strict quality control standards with respect to the storage, preservation and use of Products purchased under this Agreement and consistent in all material respects with such guidelines as GB may from time to time deliver to SORIN/ELA.

     2.4 GB / SORIN/ELA Supply Agreement and Extension. SORIN/ELA and GB desire to terminate (i) the original Purchase Agreement between GBL and Ela Medical S.A. signed on or about November 17, 2000 by ELA Medical; and
          (ii) the Supply Agreement Pricing Amendment, signed on or about November 16, 2001 (the "Current Supply Agreement") by Sorin and Ela, and the Supply Agreement Extension executed on or about 19 January 2006, which is superseded by this Agreement; provided, however, that any financial and other obligations owing by one party to the other, and any such obligations which, by their terms survive termination of these Agreements, shall not be terminated by virtue of this Article 2.4.

     2.5 Standard Forms Not Applicable. The general terms and conditions of sale for Products sold by GB to SORIN/ELA hereunder are exclusively set forth in this Agreement. The parties expressly agree that none of the terms and conditions of any written or electronic standard or other preprinted forms used by either GB or the SORIN/ELA in effectuating the purchase and sale transactions contemplated by this Agreement (including, but not limited to, purchase orders, acknowledgements and acceptance forms, invoices, labels and shipping documents) which are inconsistent with, or in addition to, those contained in this Agreement shall have any force or effect.

     2.6  *:  SORIN/ELA will provide GB the* SORIN/ELA with*.

3.0  PRICE.
     -----

     3.1 Pricing. The initial prices for Products are set forth on Exhibits B, C, D, E and F.


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


     3.2  *

     3.3 Payment Terms. Payment terms are net* from date of invoice and terms are* or the location of such other* facility that manufactures the Product ("FCA" per INCOTERMS 2000). Remittances are to be made per the following:

                  Please direct all Wire Transfer Payments to:
                   -------------------------------------------
                                 Account Name: *
                                Account Number: *
                                     ABA: *
                                  Bank Name: *
                            Swift Code (if needed): *

     3.4 Price Adjustments for Significant Cost Impact. The price for any product may be adjusted up or down during the term of this agreement, by mutual consent, if there is significant impact to the final cost of the Product:
                  3.4.1 In the case of * the price of any Product is subject to *modification from time to time due to *. The reference price of * will be based upon the *
                  3.4.1.1 *shall be executed (reflecting revised SORIN/ELA pricing) on an agreed upon volume and timing basis. Specifically, GB agrees to *with SORIN/ELA's formal agreement on pricing, volume, and delivery requirements.
                  3.4.1.2 The cost of * used as the basis to establish pricing in Exhibit C of this Agreement was *.
                  3.4.2 In the case of *, the price of any Product is subject *modification from time to time due to *. The reference price of * will be based upon the * as reported by the * The cost of * used as the basis to establish pricing in Exhibits E, F and G of this Agreement was *
                  3.4.3 In the case of *, the price of any Product is subject to *modification from time to time due to *. The reference price of *will be based upon the "*" as reported by the *. The cost of *used as the basis to establish pricing in Exhibits E, F and G of this Agreement was *.
                  3.4.4 If GB determines that a price *under this Article is required or permissible, GB shall deliver written notice to SORIN/ELA setting forth the basis for such determination. The new price(s) shall be in effect * of GB's notification to SORIN/ELA.

     3.5  Price Adjustments for *.

                  3.5.1 The price for a Product from time to time as set forth on Exhibits B, C, D, E and F is subject to * modification in the event that a redesign of a Product results in *of the Product.
                  3.5.2 If SORIN/ELA determines that it is necessary or desirable to make a change to the applicable Specifications for any Product, then SORIN/ELA will so notify GB in writing. GB will respond to SORIN/ELA in writing as soon as practicable, but in no event later than *, after the date of any such notice, specifying (i) GB's suggestions, if any, for modifying SORIN/ELA'S Specifications change; (ii) the lead time necessary to implement such change; and
                           (iii) the amount and nature of any *, if any, estimated to result from implementing such change. The parties agree to negotiate in good faith after delivery of such notice with respect to an adjustment to the Specifications *. If the Specification changes requested by SORIN/ELA for a Product are agreed to by GB, SORIN/ELA will be responsible for all finished product, WIP raw components, and any non-cancelable purchase orders outstanding with GB's suppliers *requirements for the Product (as listed in Exhibit
                           G), that do not meet the revised Specifications.

     3.6 Non-Recurring Charges. GB and SORIN/ELA agree to *, for Products that are developed by GB for SORIN/ELA, including, but not limited to, Products included in this Agreement in Exhibits B, C, D, E and F.

     3.7 U.S. Funds. All amounts referenced in or to be paid under this Agreement shall be in U.S. funds.

     3.8 *. During the Term of the Agreement, GB and SORIN/ELA agree to explore the opportunity for GB to *.

4.0  ORDERS AND FORECASTS.
     --------------------

     4.1  Firm Purchase Orders for Products and Forecasts.

                  4.1.1 By *of each Contract Year, SORIN/ELA shall provide GB with a non-binding *forecast indicating SORIN/ELA'S forecasted purchases of Products from GB for the next Contract Year. The forecast for the months remaining in 2006 shall be provided within *of the effective date of this Agreement. The forecast shall be used for purposes of facilitating each party's planning and in order to meet the lead times required by certain of GB's suppliers. Such forecasts are not legally binding in any manner and may be revised from time to time by SORIN/ELA, as it deems appropriate, by providing notice to GB.

                  4.1.2 By the *day of every month, SORIN/ELA will submit to GB in writing the following information:

                  4.1.2.1 A rolling *forecast of anticipated needs. Such forecast shall not be binding on SORIN/ELA or GB. Only a firm purchase order that is accepted by GB shall create a binding commitment.

                  4.1.2.2 A firm purchase order for each of the immediately following *

                  4.1.3 Upon completion of any Specifications for and Qualification of new models of Products by the parties, SORIN/ELA agrees to provide GB with an


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


                           initial *forecast indicating SORIN/ELA'S forecast purchases of Products from GB during that period *

                  4.1.4 All Firm Purchase Orders shall set forth at a minimum: (i) an identification of Products ordered,
                           (ii) quantities ordered, (iii) proposed delivery dates, and (iv) shipping instructions.

                  4.1.5    Items

                  4.1.5.1 GB shall cause Products to be delivered to SORIN/ELA'S facilities per SORIN/ELA'S delivery instructions;

                  4.1.5.2 unless SORIN/ELA gives GB written instructions as to the method of shipment and carrier, GB shall select the methods of shipment and the carrier for the respective purchase order, and GB shall prepay transportation and similar charges upon shipment (which payments shall be added to the invoice); and

                  4.1.5.3 title to all Products conforming to SORIN/ELA'S purchase order shall pass, free and clear of all encumbrances, at the FCA shipping point, which shall be *, and SORIN/ELA assumes and agrees to bear all risk of damage or loss to the goods after delivery by GB to the carrier at the FCA shipping point, and SORIN/ELA hereby releases GB from any and all claims and liability with respect to any such in-transit damages or losses to the goods. SORIN/ELA shall also be responsible for securing insurance coverage to cover shipments and deliveries thereunder.

     4.2 Modification of Orders. No Firm Purchase Order by SORIN/ELA shall be modified or canceled except upon the written mutual agreement of the parties. Mutually agreed change orders shall be subject to all provisions of this Agreement, whether or not the change order so states. Notwithstanding the foregoing, *.

     4.3  Order Limitations. In the event that:

                  4.3.1 Firm Purchase Orders placed by SORIN/ELA for any Product(s) for delivery within any *for such Product ordered by SORIN/ELA under the most recent prior period of *of SORIN/ELA Firm Purchase Orders by more than *, and
                  4.3.2 The Firm Purchase Orders *then GB shall not be obligated to supply any such excess above such *, however, GB shall use all reasonable commercial efforts to supply amounts requested for delivery which are in excess of such overage, it being understood that in the supply of any such excess beyond the permitted overage GB may take into account delivery commitments to other customers.
                  4.3.3 Should such order increases by SORIN/ELA result in * due to the need by *the right to make *for the product volume that * to account for *, not withstanding the terms of Articles 3.3 and 3.4.


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


     4.4 Failure to Ship. Subject to Article 6.3 of this Agreement, if GB fails for any reason, other than Force Majeure or breach of this Agreement by SORIN/ELA, to ship to SORIN/ELA *of Products meeting SORIN/ELA'S * (as contemplated by Articles 4.1, 4.2 and 4.3), GB agrees to provide SORIN/ELA with *.

     4.5 Standard Lead Time. Standard lead-time for the Products is listed in Exhibit G. GB will notify SORIN/ELA, in writing, of any changes to these standard lead times. In the event that SORIN/ELA cancels a firm purchase order inside agreed upon lead-time, SORIN/ELA *. SORIN/ELA will also be responsible for *. In the event that SORIN/ELA cancels a firm purchase order outside of agreed upon lead-time, SORIN/ELA and GB
          *.

     4.6  Testing and Inspection.

             4.6.1 GB shall perform testing to ensure that Products delivered to SORIN/ELA meet all applicable Specifications. SORIN/ELA inspection of incoming Products will rely upon GB testing and may consist of an examination of GB's testing documentation as well as independent testing by SORIN/ELA.

             4.6.2 SORIN/ELA shall conduct any incoming inspection tests not later than * from the date of * Products. Products not rejected by SORIN/ELA by written notice to GB within such period shall be deemed accepted.

             4.6.2.1 In the event of any shortage, damage or discrepancy in or to a shipment of Products or in the event any Products fail to comply with the then current specifications for Products, SORIN/ELA shall promptly report the same to GB and furnish such written evidence or other documentation as GB reasonably may deem appropriate.

             4.6.2.2 If evidence indicates that such shortage, damage or discrepancy or nonconformity with specifications existed at the time of delivery of the Products at the FCA shipping point, SORIN/ELA may return the Products to GB at GB's expense, and at SORIN/ELA'S request, GB shall promptly deliver substitute Products to SORIN/ELA in accordance with delivery procedures set forth herein

             4.6.2.3 Prior to returning any Product to GB, SORIN/ELA will first contact its GB customer service representative and obtain a return material authorization (RMA) number. SORIN/ELA will only return the items and quantities approved through the RMA.

             4.6.3 If GB determines that it is necessary or desirable to make any change affecting the form, fit, function, or performance of any Product, GB will immediately notify SORIN/ELA in writing. GB shall not implement any such change without SORIN/ELA'S prior consent.


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


5.0  WARRANTY AND LIMITATION OF LIABILITY.
     ------------------------------------

     5.1 Warranty. GB warrants to SORIN/ELA that Products sold by GB to SORIN/ELA under this Agreement shall be in conformance with applicable Specifications and shall be free from defects in material and workmanship at the time of delivery of said Products.

     5.2 Limited Warranty. THE WARRANTIES SET FORTH ABOVE ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WHICH ARE HEREBY DISCLAIMED AND EXCLUDED BY GB, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE OR USE OR OF NONINFRINGEMENT.

     5.3 Remedies for Breach of Warranty. In the event that any Product manufactured or sold by GB to SORIN/ELA under this Agreement fails to comply with the limited warranty provided for in this Article 5 and SORIN/ELA delivers notice of such noncompliance to GB, within * of the delivery of such Product to SORIN/ELA, GB will, upon substantiation that the Product has been stored, preserved and used in accordance with Article 2.3, correct such failure by suitable repair or replacement at its own expense. GB agrees that it will promptly inform SORIN/ELA in writing of any actual or potential problems of which GB becomes aware relating to the performance of any Product design manufactured for SORIN/ELA relative to the specifications for such design.

     5.4 LIMITATION OF LIABILITY. THE REPAIR OR REPLACEMENT OF ANY EFFECTIVE PRODUCT OR ANY PRODUCT WHICH DOES NOT CONFORM WITH APPLICABLE SPECIFICATIONS AS PROVIDED FOR HEREIN, IN THE MANNER PROVIDED ABOVE, SHALL CONSTITUTE THE FULL EXTENT OF GB'S LIABILITY TO SORIN/ELA WITH RESPECT TO PRODUCTS SOLD HEREUNDER. IN NO EVENT SHALL GB BE LIABLE UNDER THIS AGREEMENT FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF SALES, PROFITS OR REVENUES OR COSTS OF ANY PARTIAL OR TOTAL RECALL OF DEVICES IN WHICH PRODUCTS MAY HAVE BEEN INCORPORATED, AND IN NO EVENT SHALL GB BE LIABLE IN AN AMOUNT IN EXCESS OF ITS PRODUCT LIABILITY INSURANCE AS PROVIDED FOR UNDER ARTICLE 5.6.1. THE PROVISIONS OF THIS ARTICLE 5 SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS AGREEMENT.

     5.5  Quality Management

             5.5.1 Quality Management System. GB has established and maintains a certified Quality Management System in accordance with ISO 9001-2000 and other relevant quality management standards and legal provisions applicable to its business. GB represents and warrants that the actual production of the Product takes place under such Quality Management System. GB and SORIN/ELA acknowledge and agree that GB is not subject to *or *.


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


             5.5.2 Audits and Inspections. SORIN/ELA shall have reasonable access to the portion of GB's premises in which Products are manufactured for SORIN/ELA, and its relevant documentation, during regular business hours in order to verify that the production and inspection of the Products occur and occurred under application of all relevant provisions of GB's certified Quality Management System and in compliance with the Product Specification. GB will also fully support and permit any inspection or audit by any conformity assessment body, which is legally entitled to inspect or audit SORIN/ELA, as the legal manufacturer of a medical device (which includes a Product), and GB, as the manufacturer of such Product.

             5.5.3 Compliance Inspection. GB shall inspect and test Products prior to delivery to SORIN/ELA to ensure compliance with the Product Specification.

             5.5.4 Traceability. In accordance with the relevant quality standards and internal GB procedures, traceability of critical or major components, processes, manufacturing and release inspection results will be maintained by GB, per GB documentation retention standards, to the individual Product identified by serial or lot number.

             5.5.5 Compliance Notification. It is SORIN/ELA'S sole responsibility to file Medical Device Reports or Vigilance Reports to any legal authority for the medical devices which contain a Product in order to comply with the applicable laws and regulations.

             5.5.6 Survival. The provisions of this Article 5.5 shall survive the termination of the Agreement.

     5.6  Product Liability Insurance.

             5.6.1 GB shall procure and maintain product liability insurance in such amounts as ordinary good business practice for its type of business would make advisable and shall provide SORIN/ELA with evidence of this coverage; provided, however, that in no case shall the limits of such coverage be less than the following (but subject to any deductible or self-insured retention (SIR) which shall not exceed *):

             5.6.1.1 Bodily Injury:
             o*             Each Occurrence
             o*             General Aggregate

             5.6.1.2 Property Damage:
             o*             Each Occurrence
             o*             General Aggregate

             GB shall provide SORIN/ELA with an insurance certificate on or before January 30th of each year concerning the year started specifying the amounts stated in this article including the SIR.

                     5.6.2 SORIN/ELA shall procure and maintain product liability insurance in such amounts as ordinary good business practice for its type of business would make advisable and shall provide GB with evidence of this coverage; provided, however, that in no case shall the limits of such coverage be less than the following (but subject to any deductible or self-insured retention (SIR) which shall not exceed *):

             5.6.2.1 Bodily Injury:
             o*             Each Occurrence
             o*             General Aggregate

             5.6.2.2 Property Damage:
             o*             Each Occurrence
             o*             General Aggregate

             SORIN/ELA shall provide GB with an insurance certificate on or before January 30th of each year concerning the year started specifying the amounts stated in this article including the SIR.



     5.7  Indemnification.

             5.7.1 SORIN/ELA hereby agrees to indemnify, defend and hold GB, its Affiliates and each of their officers, directors and employees harmless from any damage, costs or liabilities, including, without limitation, any reasonable costs or legal fees thereby incurred by GB and payable to third parties (collectively, "damages") arising out of any claim to the extent that such claim arises from or results out of the marketing, distribution or sale of medical devices by SORIN/ELA which contain a Product, including, without limitation:

             5.7.1.1 personal injury or death resulting from the use of a medical device containing a Product;

             5.7.1.2 alleged defects of the medical devices containing a
                     Product; and

             5.7.1.3 any breach by SORIN/ELA of its covenants contained in this Agreement.

          unless the damage is solely caused by GB's negligence, wilful misconduct or breach of this AGREEMENT.

             5.7.2 Indemnification Procedure. GB shall give SORIN/ELA written notice of any claim *of its first knowledge thereof.

6.0  CONTRACT TERM
     -------------

     6.1 This Agreement shall commence on the Effective Date and have an initial term ending on December 31, 2010 ("Initial Term"). Pricing set forth in Exhibits B, C, D, E and F is in effect as of the Effective Date. This Agreement may be extended for renewal terms, the length of which to be set by mutual written agreement. In that regard, unless either party gives notice of termination not less than * prior to the expiration of the Initial Term or any such renewal term, the parties will meet prior to each such expiration to negotiate price or other changes to this Agreement. Unless the parties mutually agree in writing, however, this Agreement shall not be extended and shall expire by its terms at the end of the Initial Term or any such renewal term.


     6.2 Termination. Notwithstanding the provisions of Article 6.1 above, this Agreement may be terminated in accordance with the following provisions:

             6.2.1 A party may terminate this Agreement by giving notice in writing to the other party in the event the other party is in breach of any material representation, warranty or covenant of this Agreement and shall have failed to cure such breach within * of receipt of written notice thereof from the first party;

             6.2.2 A party may terminate this Agreement at any time by giving notice in writing to the other party, which notice shall be effective upon dispatch, should the other party file a petition of any type as to its bankruptcy, be declared bankrupt, become insolvent, make an assignment for the benefit of creditors, go into liquidation or receivership; or

             6.2.3 A party may terminate this Agreement by giving notice in writing to the other party should an event of Force Majeure continue for more than *as provided in Article 9.1 below.

     6.3 Rights and Obligations on Termination. Termination of this Agreement shall not release either party from the obligation to make payment of all amounts previously due and payable, or which become due and payable due to termination of this Agreement. In addition,

             6.3.1 In the event of early termination by SORIN/ELA, GB will * all Products up to the date the termination letter is received by GB.

                     SORIN/ELA will * to SORIN/ELA Product unless such termination was pursuant to Article 6.2.1 and such termination was due to a fundamental failure of GB to perform its obligation under this Agreement after notice thereof.

             6.3.2 Upon expiration or termination of this Agreement for any reason whatsoever or if SORIN/ELA changes the model mix of, or discontinues, any Products which it requires, resulting in the cancellation of firm purchase orders inside the standard lead times, SORIN/ELA*. SORIN/ELA will *. In the event that SORIN/ELA cancels a firm purchase order outside of agreed upon lead-time, SORIN/ELA and GB *.

7.0  BUSINESS EXIT
     -------------

     7.1 GB must give SORIN/ELA *of any intent to discontinue supply of any Product to SORIN/ELA ("Article 7.0 Notice"), but GB *. If GB so informs SORIN/ELA of its intent to discontinue, SORIN/ELA shall have the right to * as set forth by GB in the Article7.0 Notice, which will be fulfilled by GB provided that (i) units of Product covered by *shall, for any Product, *the number of units of such Product delivered to SORIN/ELA in the *the date of this Article 7.0 Notice; and (ii) GB may deliver Product *.

8.0  CONFIDENTIALITY.
     ---------------

     8.1 Confidential Information. The receiving party agrees to maintain the confidentiality of the Confidential Information of the disclosing party and agrees not to disclose or use (except as permitted or required for performance by the receiving party of its rights or duties hereunder) any Confidential Information of the disclosing party; provided, however, that a party shall not be so restricted from using or disclosing any information (that otherwise is covered under the Confidential Information) that:

             8.1.1 was already in the possession of the receiving party prior to its receipt from the disclosing party (provided that the receiving party is able to provide the disclosing party with reasonable documentary proof thereof);

             8.1.2 is or becomes part of the public domain by reason of acts not attributable to the receiving party;

             8.1.3 is or becomes available to the receiving party from a source other than the disclosing party which source, to the best of the receiving party's knowledge, has rightfully obtained such information and has no obligation of nondisclosure or confidentiality to the disclosing party with respect thereto;

             8.1.4 is made available by the disclosing party to a third party unaffiliated with the disclosing party on an unrestricted basis;

             8.1.5 is independently developed by the receiving part completely without reference to any Confidential Information of the disclosing party, as evidenced by the receiving party's written records; or

             8.1.6 has been or must be publicly disclosed by reason of legal, accounting or regulatory requirements beyond the reasonable control, and despite the reasonable efforts, of the receiving party.

The receiving party further agrees to take appropriate measures to prevent any such prohibited disclosure by its and its subsidiaries' present and future employees, officers, agents and consultants.

     8.2 Public Statements. Notwithstanding anything to the contrary contained in this Agreement, neither party may initiate or make any public announcement or other disclosure concerning the terms and conditions or the subject matter of this agreement to any third party without the prior written approval of the other party except as may be required by law. In those circumstances where either party believes that any such disclosure is required by law, it shall (a) notify the other party on a timely basis in advance and (b) use its best efforts to seek confidential treatment of the material provisions of this agreement, to the greatest extent permitted by law.

9.0  FORCE MAJEURE.
     -------------

     9.1 "Force Majeure" shall mean storm, earthquake, embargoes, and acts of God, war and/or public enemy that prevents in whole or in material part the performance by one of the parties of its obligations hereunder.

     9.2 Upon giving notice to the other party, a party affected by an event of Force Majeure shall be released without any liability on its part from the performance of its obligations under this Agreement, except for the obligations under Article 3 hereof and to pay any amounts due and owing hereunder, but only to the extent and only for the period that its performance of such obligations is prevented by the event of Force Majeure.

     9.3 During the period that the performance by one of the parties of its obligations under this Agreement has been suspended by reason of an event of Force Majeure, the other party may likewise suspend the performance of all or part of its obligations hereunder to the extent that such suspension is commercially reasonable.

10.0 INTELLECTUAL PROPERTY.
     ---------------------

     10.1 Ownership of Product Technology.

             10.1.1 All Product Technology is the sole property of GB. Nothing in this Agreement shall give SORIN/ELA any license, claim, right, title or interest in GB's Technology.

             10.1.2 Any and all inventions, additions and/or improvements relating to the Products, their use in implantable medical devices or in respect of the Product Technology developed, conceived, or invented solely by GB during the term of this Agreement shall be the sole property of GB.

             10.1.3 Any and all inventions, additions and/or improvements relating to the Products, their use in implantable medical devices or in respect of the Product Technology developed, conceived, or invented solely by SORIN/ELA during the term of this Agreement shall be the sole property of SORIN/ELA.

             10.1.4 Any and all inventions, additions and/or improvements relating to the Products, their use in implantable medical devices or in respect of the Product Technology developed, conceived, or invented jointly by GB and SORIN/ELA during the term of this Agreement shall be *For purposes hereof, the sole standard for establishing whether or not any inventions, additions and/or improvements relating to the Products *will be that, if the all inventions, additions and/or improvements relating to the Products in question *.

             10.1.5 *. However, SORIN/ELA is required to * regarding the Products should SORIN/ELA *.

             10.1.6 *shall be subject to all of the terms and conditions of this Agreement.

11.0 MISCELLANEOUS.
     -------------

     11.1 Governing Law. This Agreement shall be interpreted, construed and governed by and in accordance with the laws of the State of New York. The parties expressly agree that the United Nations Convention on the International Sale of Goods shall not apply to this Agreement on any transaction pursuant hereto.

     11.2 Assignment. Either party may assign this agreement to an entity that acquires, directly or indirectly, substantially all of the assets or merges with it. Except as set forth herein, neither this Agreement nor any rights here under, in whole or in part, shall be assignable or otherwise transferable by either party without the express written consent of the other party. Subject to the above, this Agreement shall be binding upon and inure to the benefit of the successors and assigns to the parties here to.

     11.3 Integration. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all previous agreements or proposals, oral or written, and all negotiations, conversations or discussions heretofore had between the parties related to the subject matter of this Agreement, but excluding any confidentiality agreements between the parties or their Affiliates which shall remain in full force and effect.

     11.4 Survival. All of the representations, warranties, and indemnifications made in this Agreement, and all terms and provisions hereof intended to be observed and performed by the parties after the termination hereof, shall survive such termination and continue thereafter in full force and effect, subject to applicable statute of limitations.

     11.5 Amendment; Waiver. This Agreement may not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing signed on behalf of each of the parties to this Agreement by their duly authorized representatives. The failure of either party to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part of it or the right of either party after any such failure to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

     11.6 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party.

     11.7 Headings. The titles and headings to Articles herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Agreement to be drafted. All references to Articles, Articles and Exhibits shall mean Articles and Sections of, and Exhibits to, this Agreement.

     11.8 No Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties to this Agreement and their Affiliates, or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     11.9 Notices. Any notice or other communication hereunder must be given in writing and either (a) delivered in person, (b) transmitted by telex, facsimile or telecopy mechanism, provided that any notice so given is also mailed as provided in clause (c), or (c) mailed, postage prepaid, receipt requested as follows:

             If to GB:                                 If to SORIN/ELA:
             9645 Wehrle Drive                         13040 Saluggia (VC)
             Clarence, New York 14031                  Via Crescentino, Italy
             Facsimile:       716.759.5664             Facsimile: 39.0161.487874
             Attention:       President                Attention: President
             CC: Legal Department

           or to such other address or to such other person as either party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Article 11.9 and an appropriate receipt is received, (ii) if given by mail, three (3) days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually received at such address.


     11.10 Severability. If any provision of this Agreement is held invalid by a court of competent jurisdiction, the remaining provisions shall nonetheless be enforceable according to their terms. Further, if any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and shall be enforced as amended.

     11.11 Confidentiality. The parties agree that a violation of the confidentiality covenants set forth in Article 8 of the Agreement will cause damages to the other party that are significant, material and difficult or impossible to adequately measure and the injured party will be entitled to seek and obtain injunctive relief compelling compliance in terms of this Agreement.

     11.12 Arbitration. Except as set forth in Article 11.11 above, all disputes and controversies arising out of or relating to this Agreement or any of the other documents to be delivered hereunder, or the performance, breach, validity, interpretation or enforcement thereof, will be resolved by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (the "Rules"), and judgement upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. A party may initiate arbitration by sending written notice of its intention to arbitrate the other parties and to the AAA office located in * (the "Arbitration Notice"). The Arbitration Notice will contain a description of the dispute and the remedy sought. The arbitration will be conducted at the offices of the AAA in *before three independent and impartial arbitrators experienced in legal matters related to the medical device industry.

           Each party will be entitled to select one arbitrator, and the two (2) individuals so selected will select the third arbitrator. In no event may the demand for arbitration be made after the date when institutions of a legal or equitable proceeding based on such claim, dispute or other matter in question would be barred by New York law. The Arbitrators will deliver their decision in writing, together with the summary of the reasons for their decision, including citations to legal authority to the extent appropriate. The decision of the arbitrators will be final and binding on both parties and their successors and permitted assignees. The parties intend that this agreement to arbitrate be irrevocable. The parties agree that, notwithstanding anything to the contrary in this Article 11.12, any award made by the arbitrators will be consistent with the terms of the Agreement and that any award will be restricted to a remedy that would be available to a party under this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their authorized representatives.

SORIN/ELA BIOMEDICA CRM               GREATBATCH, INC.

By:                                        By:
   ---------------------------                 ---------------------------------
Title:                                     Title:
      ------------------------                    ------------------------------
Date:                                       Date:
      ------------------------                    ------------------------------

ELA MEDICAL SAS
By:
   ---------------------------
Title:
      ------------------------
Date:
      ------------------------

                                    EXHIBIT A

                               GENERAL CONDITIONS

  1.0 SORIN/ELA must purchase a Minimum Total Dollar Amount of *of Products from GB during the Initial Term of the Agreement. The Minimum Total Dollar Volumes targets on an annual basis are listed below (aggregate $USD):
                        2006 - *
                        2007 - *
                        2008 - *
                        2009 - *
                        2010 - *

        1.1 SORIN/ELA will make every reasonable effort to achieve the Minimum total dollar volume targets, as established above, on an annual basis; however, the overall minimum total dollar amount for the individual periods listed below shall be met:

                        Period #1 - 01 January 2006 through 31 December 2007 - * Period #2 - 01 January 2008 through 31 December 2009 - * Period #3 - 01 January 2010 through 31 December 2010 - *

  2.0 No later than *of any Contract Year, SORIN/ELA and GB will *, and remaining orders to *.

  3.0 Should it become apparent that the minimum total dollar volumes for the periods identified in this Exhibit A 1.1 will not be met by SORIN/ELA, *. Upon the event of such * that may include, but will not be limited to *.

  4.0   Audit

        4.1 GB will require that SORIN/ELA *, including the Purchase Requirements specified in Exhibits B, C, D, E and F.

        4.2 GB reserves the right to * specified in Exhibits B, C, D, E an F. The audit process is outlined in Exhibit H.

                                    EXHIBIT B

                      PRICING FOR BATTERIES AND CAPACITORS

1.0  Batteries

        1.1 Lithium Iodine Low-Rate Battery Pricing, Terms and Conditions, including Purchase Requirements

                 1.1.1 Lithium Iodine Low-Rate Battery Pricing


                       --------------------------------
                              Li Iodine Batteries
                       --------------------------------

                       --------------------------------
                             Year         Unit Price
                       ================================

                             2006          *
                             2007          *
                             2008          *
                             2009          *
                             2010          *

                       ================================


                 1.1.2 Purchase Requirements: * of SORIN/ELA'S bradycardia
                       device battery demand to be purchased from GB
                 1.1.3 Pricing for *of *and *of Li Iodine batteries that are *
                 1.1.4 Price premiums to be applied based upon *

        1.2 Lithium Silver Vanadium Oxide High-Rate Battery Pricing, Terms and Conditions, including Purchase Requirements

                 1.2.1 Lithium Silver Vanadium Oxide High-Rate Battery Pricing

                       --------------------------------
                                 SVO Batteries
                       --------------------------------

                       --------------------------------
                           Year            Unit Price
                       ================================

                           2006                *
                           2007                *
                           2008                *
                           2009                *
                           2010                *

                       --------------------------------


                 1.2.2 Purchase Requirements: * of SORIN/ELA'S tachycardia
                       device battery demand to be purchased from GB
                 1.2.3 Pricing for *and *of Lithium Silver Vanadium Oxide
                       High-Rate Batteries that *
                 1.2.4 Price premiums to be applied based upon *

        1.3 QHR Silver Vanadium Oxide/Carbon Monofluoride High Rate Battery Pricing, Terms and Conditions, including Purchase Requirements

                 1.3.1 QHR Silver Vanadium Oxide/Carbon Monofluoride High Rate
                       Battery Pricing

                       --------------------------------
                               QHR Batteries
                       --------------------------------

                       --------------------------------
                           Year            Unit Price
                       ================================

                           2006                *
                           2007                *
                           2008                *
                           2009                *
                           2010                *

                       --------------------------------


                 1.3.2 Purchase Requirements: * of SORIN/ELA'S tachycardia
                       device battery demand to be purchased from GB
                 1.3.3 Pricing for QHR Silver Vanadium Oxide/Carbon Monofluoride
                       High Rate Batteries of *Cathode plate construction that are *
                 1.3.4 Price premiums to be applied based upon *

        2.0 Capacitor Pricing, Terms and Conditions, including Purchase Requirements

                 2.1   Wet Tantalum Capacitor Pricing:

                       --------------------------------
                                 Capacitors
                       --------------------------------

                       --------------------------------
                           Year            Unit Price
                       ================================

                           2006                *
                           2007                *
                           2008                *
                           2009                *
                           2010                *

                       ================================


                 2.2 Purchase Requirements: * of SORIN/ELA'S tachycardia device capacitor demand to be purchased from GB for SORIN/ELA device development platforms currently referred to as *, as well as *

                 2.3   Pricing for *of *

                 2.4   Price Premiums to be applied based upon *

                                    EXHIBIT C

               PRICING FOR FEEDTHROUGHS AND FILTERED FEEDTHROUGHS

        1.0 Feedthrough Pricing, Terms and Conditions, including Purchase Requirements

                 1.1   Feedthrough Pricing

--------------------------------------------------------------------------------
                                  Feedthroughs
--------------------------------------------------------------------------------

                                                   Unit Price
--------------------------------------------------------------------------------

Drawing                 GB Item     2006     2007     2008     2009      2010
================================================================================
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
================================================================================


                 1.2 Purchase Requirements: * of SORIN/ELA'S Feedthrough demand to be purchased from GB


                 1.3 Feedthrough pricing applies to the *of the */ items listed in the table above.

                 1.4   Price premiums to be applied for *and/or *

        2.0 Filtered Feedthrough Pricing, Terms and Conditions, including Purchase Requirements

--------------------------------------------------------------------------------
                             Filtered Feedthroughs
--------------------------------------------------------------------------------


                                                   Unit Price
--------------------------------------------------------------------------------
Drawing                 GB Item     2006     2007     2008     2009      2010
--------------------------------------------------------------------------------
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
================================================================================


                 2.1.1 Filtered Feedthrough Pricing

        2.2      Purchase Requirements:

                 2.2.1 Minimum * of SORIN/ELA'S Filtered Feedthrough demand to be purchased from GB in 2006
                 2.2.2 Minimum * of SORIN/ELA'S Filtered Feedthrough demand to be purchased from GB in 2007
                 2.2.3 *of SORIN/ELA'S Filtered Feedthrough demand to be
                       purchased from GB in 2008 and through termination of this Agreement

        2.3 Filtered Feedthrough pricing applies to the *of the *listed in the table above with the exception of SORIN/ELA drawings *. Pricing for SORIN/ELA drawings *assumes that these Filtered Feedthroughs will be redesigned and qualified by SORIN/ELA

        2.4      Price premiums to be applied for *and/or *

                                    EXHIBIT D

                          PRICING FOR ASSEMBLED HEADERS

1.0 Assembled Header Pricing, Terms and Conditions, including Purchase Requirements





                   PRICING PENDING SPECIFICATION CONCURRENCE.






2.0 Purchase Requirements: Minimum * of SORIN/ELA'S molded Assembled Header demand to be purchased from GB in 2007 and through termination of this Agreement
3.0 GB and SORIN/ELA mutually agree to *for the new Assembled Headers to be included in this Agreement
4.0 GB reserves the right to *for new models and modifications to existing models.
5.0     Price premiums to be applied for *and/or *

                                    EXHIBIT E

                                PRICING FOR CASES

1.0     Case Pricing, Terms and Conditions, including Purchase Requirements

--------------------------------------------------------------------------------
                                      Cases
--------------------------------------------------------------------------------


                                                   Unit Price
--------------------------------------------------------------------------------
Drawing                 GB Item     2006     2007     2008     2009      2010
--------------------------------------------------------------------------------

 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *

--------------------------------------------------------------------------------


2.0 GB and SORIN/ELA mutually agree to *for the new Cases included in this Agreement
3.0 Case pricing applies only to the *of the */ items listed in the table above
4.0     Price premiums apply for *and/*
5.0 Should GB and SORIN/ELA agree to implement *that allow GB to *, the following price table *will apply.

                 5.1.1 *will be substantially equivalent to the items as shown in Exhibit I of this Agreement

--------------------------------------------------------------------------------
               CASE PRICING - SPECIFICATION CHANGE PER EXHIBIT I
--------------------------------------------------------------------------------

                                                        Unit Price
                       ---------------------------------------------------------
Drawing                 GB Item     2006     2007     2008     2009      2010
                       =========================================================
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
--------------------------------------------------------------------------------

                                    EXHIBIT F

                      PRICING FOR MISCELLANEOUS PIECE PARTS

1.0     *

        1.1     * Pricing, Terms and Conditions, including Purchase Requirements

--------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------

                                    --------------------------------------------

                                                   Unit Price
--------------------------------------------------------------------------------

Drawing                 GB Item     2006     2007     2008     2009      2010
================================================================================
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
 *                         *          *        *        *        *         *
================================================================================

        1.2 *pricing applies only to the *of the */ items listed in the table above
        1.3     Price premiums apply for *and/or *

2.0 Coated Components: SORIN/ELA agrees to *Coated Components. GB will * once SORIN/ELA'S * by GB.

3.0 Miscellaneous Piece Part Pricing, Terms and Conditions, including Purchase Requirements

        3.1 Miscellaneous Piece Part pricing applies only to the *of the */ items listed in the Pricing Table above
        3.2     Price premiums apply for *and/or *

--------------------------------------------------------------------------------
                           Other Machined Components
--------------------------------------------------------------------------------

                                ------------------------------------------------
                                                   Unit Price
--------------------------------------------------------------------------------

Drawing       GB Item      Type     2006     2007     2008     2009      2010
--------------------------------------------------------------------------------
 *               *           *        *        *        *        *         *
 *               *           *        *        *        *        *         *
 *               *           *        *        *        *        *         *
 *               *           *        *        *        *        *         *
 *               *           *        *        *        *        *         *
================================================================================


                                    EXHIBIT G

                               STANDARD LEAD TIME

Standard Lead Time: The standard lead time for production quantities of fully qualified Products is *. GB will use *to meet SORIN/ELA'S delivery requirements. GB will notify SORIN/ELA, in writing, of any changes to these standard lead times.

                                    EXHIBIT H

                                  AUDIT PROCESS

Audit Process: GB reserves the right to audit SORIN/ELA'S records to validate SORIN/ELA'S compliance with the terms and conditions of this Agreement, including the Purchase Requirements specified in Exhibits B, C, D, E and F. The audit process is outlined below:

        1.0 GB, upon notice to SORIN/ELA, will request that an independent CPA firm will audit SORIN/ELA'S information relative to volumes. The CPA firm will be one of the Big Four CPA firms that is not the external auditor of either GB or SORIN/ELA.
        2.0 *, unless a discrepancy of greater than * exists between SORIN/ELA'S claimed volumes versus the volumes discovered through the audit process. In this case, *.
        3.0 In the event that GB and SORIN/ELA can not agree regarding the results of the audit, another independent CPA firm will be requested to audit SORIN/ELA'S information relative to volumes.

                                    EXHIBIT I

                      ENCLOSURE VISUAL INSPECTION CRITERIA

                                        *